UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 23, 2012 (Date of earliest event reported)
Crystal Rock Holdings, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 23, 2012, Crystal Rock Holdings, Inc. held its annual meeting of stockholders.  Of the 21,388,681 shares of voting stock outstanding at the close of business on February 27, 2012, the record date, the holders of 12,060,056 shares were present or represented at the meeting.  The only item on the agenda was the election of directors.  All seven incumbent directors were reelected.  There were no broker non-votes and votes were cast as follows:

Director	Number of Shares Voted For	Number of Shares for which Authority was Withheld

Henry E. Baker	11,512,058	547,998
John B. Baker	11,512,258	547,798
Peter K. Baker	11,532,948	527,108
Martin A. Dytrych	11,985,597	74,459
John M. LaPides	11,995,331	64,725
Ross S. Rapaport	11,514,058	545,998
Lori J. Schafer	12,015,021	45,035

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

      None.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2012	CRYSTAL ROCK HOLDINGS, INC. By: /s/ Bruce S. MacDonald Bruce S. MacDonald Chief Financial Officer